UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report: August 12, 2002


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)

EOG RESOURCES, INC.


Item 9.  Regulation FD Disclosure

I.  Third and Fourth Quarters and Full Year 2002

    The forecast items for the third and fourth quarters and full year 2002 set forth below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of this document. Third and fourth quarter production data includes the potential impact of production moderation in North America due to current Henry Hub price and location differentials and a revised current drilling and completion schedule. Full Year 2002 production has been updated to reflect this information. In the event that prices and/or location differentials significantly change, EOG may modify drilling and production as appropriate.

    The company does not provide guidance on other income, other expense, or gain or loss on sales of reserves and related assets unless specifically noted.

    Estimates are provided in the attached table.

II. 2002 Natural Gas and Crude Oil Financial Price Swap Contracts

  . Natural Gas Financial Price Swap Contracts - Tabulated below is a summary of EOG's 2002 natural gas financial price swap contracts. EOG accounts for these swap contracts under mark-to-market accounting.

                       Average Price      Volume
                         ($/MMBtu)       (MMBtud)

     July (closed)          $ 3.19       100,000
     August (closed)        $ 3.21       100,000
     September and October  $ 3.22       100,000
     November and December  $ 3.35        75,000

  . Crude Oil Financial Price Swap Contracts - EOG has contracts in place covering notional volumes of two thousand barrels of oil per day at a price of $21.50 per barrel for the period March 2002 through December 2002. Crude oil financial price swap contracts for the period March 2002 through July 2002 are closed. EOG accounts for these swap contracts under mark-to-market accounting.


III.  Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products and interest rates; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to terrorist activities; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.


Definitions
     $/Bbl     US Dollars per barrel
     $/MMBtu   US Dollars per million British thermal units
     $/Mcf     US Dollars per thousand cubic feet
     $/Mcfe    US  Dollars per thousand cubic feet equivalent
     MMBtud    Million British thermal units per day
     MMcfd     Million cubic feet per day
     Mbd       Thousand barrels per day
     WTI       West Texas Intermediate
     MM        Millions
     NYMEX     New York Mercantile Exchange
     $MM       US Dollars in millions

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                EOG RESOURCES, INC.




Date: August 12, 2002       By:  /s/TIMOTHY K. DRIGGERS
                                    Timothy K. Driggers
                               Vice President, Accounting
                                and Land Administration
                           (Principal Accounting Officer)



                       EOG Resources, Inc.
                        Estimated Ranges


                                3Q 2002         4Q 2002       Full Year 2002
                            --------------   --------------   --------------

Daily Production
  Natural Gas (MMcfd)
   US                         615  -   630     625  -   650     625  -   636
   Canada                     145  -   155     145  -   165     148  -   156
   Trinidad                   145  -   155     130  -   145     122  -   130
   Total                      905  -   940     900  -   960     895  -   922

  Crude Oil (Mbd)
   US                        17.5  -  19.0    17.0  -  18.0    18.4  -  19.0
   Canada                     1.8  -   2.1     1.5  -   2.0     1.7  -   2.0
   Trinidad                   2.4  -   2.9     2.2  -   2.6     2.1  -   2.4
   Total                     21.7  -  24.0    20.7  -  22.6    22.2  -  23.4

  Natural Gas Liquids (Mbd)
   US                         2.0  -   3.5     2.0  -   3.5     2.6  -   3.4
   Canada                     0.5  -   1.0     0.5  -   1.0     0.5  -   0.9
   Total                      2.5  -   4.5     2.5  -   4.5     3.1  -   4.3

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well           $0.43  - $0.46   $0.44  - $0.47   $0.43  - $0.46
   Total Depreciation,
    Depletion and
    Amortization            $0.96  - $0.99   $0.98  - $1.02   $0.98  - $1.01

Expenses ($MM)
  Exploration, Dry Hole
   and Impairment            37.0  -  47.0    32.0  -  47.0   140.0  - 170.0
  General and Administrative 19.0  -  22.0    20.0  -  22.0    80.0  -  90.0
  Capitalized Interest        2.0  -   2.2     2.0  -   2.2     8.5  -   9.0
  Net Interest               14.0  -  16.0    15.0  -  18.0    55.0  -  60.0

Taxes Other than Income
 (% of Revenue)               6.9  -   7.1     6.7  -   7.2     6.8  -   7.0
Taxes
  Effective Rate               22% - 30%        22% - 30%        22% - 30%
  Deferred Ratio               25% - 35%        35% - 45%        35% - 45%

Preferred Dividends ($MM)     2.5  -   3.0     2.5  -   3.0    11.0  -  11.5

Shares Outstanding (MM)
 at June 30, 2002
  Basic                     115.8
  Diluted (based on stock
   price of $39.70)         117.7

Capital Expenditures Excluding Acquisitions and Trinidad Ammonia
Investments ($MM) - FY 2002
  North America                                                 700  -   745
  International                                                  45  -    55
  Total                                                         745  -   800

Pricing
  Natural Gas ($/Mcf)
   Differentials (include the effect of physical contracts)
     United States - below
      NYMEX Henry Hub       $0.05  - $0.20   $0.15  - $0.30   $0.12  - $0.20
     Canada - below NYMEX
      Henry Hub             $0.95  - $1.15   $0.50  - $0.70   $0.50  - $0.70
   Realizations
     Trinidad               $1.10  - $1.20   $1.10  - $1.20   $1.19  - $1.24

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI         $1.50  - $2.00   $1.50  - $2.00   $1.47  - $1.75
     Canada - below WTI     $3.00  - $4.00   $3.00  - $3.75   $2.75  - $3.25
     Trinidad - below WTI   $3.25  - $4.00   $3.25  - $4.00   $3.00  - $3.50
